UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(Rule 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☑	Preliminary Information Statement.
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
☐	Definitive Information Statement.

AMERICAN LIBERTY PETROLEUM CORP.

(Name of Registrant as Specified in its Charter)

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American Liberty Petroleum Corp.

11251 Richmond Avenue Suite F101 Houston, Texas 77082 ◆ Tel: (281) 600 – 6000

NOTICE OF ACTION BY BOARD OF DIRECTORS AND MAJORITY STOCKHOLDERS

January __, 2015

To Our Stockholders:

NOTICE IS HEREBY GIVEN to inform the holders of record of shares of our common stock that on 29th day of December, 2014 our board of directors and stockholders holding a majority of our voting shares authorized the following actions:

•	adoption of the 2015 Omnibus Equity Incentive Plan;
•	adoption of an amendment to our articles of incorporation to effect a reverse stock split by a ratio of 1-for-17;
•	adoption of amendment to our articles of incorporation to authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors;
•	adoption of amendment to our articles of incorporation to change of our corporate name to Avant Diagnostics, Inc.;
•	establish committees of the board of directors that will comply, when required, with the NYSE listing standards and other rules of the SEC and NYSE;

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY

There were approximately 108,950,001 shares of our common stock, issued and outstanding as of December 29, 2014. Each share of our common stock is entitled to one vote in connection with the matters described above.

The actions have been approved by our board of directors and by the holders of 68,000,000 common shares, representing 62.4 percent of the total. As a result, the foregoing actions are approved by the stockholders of the company and neither a meeting of the stockholders nor additional written consents are necessary.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The actions described will become effective at the opening of business on first day after the 20th day after the date of mailing this Information Statement (the “Effective Date”).

We are mailing the Information Statement on or about January ___, 2015 to stockholders of record of the company at the close of business on the day immediately preceding the date of mailing (the “Record Date”).

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER WHICH WILL BE DESCRIBED HEREIN.

Houston, Texas	By Order of the board of directors of Directors,
January __, 2015	/s/ Robert C. Rhodes
Robert C. Rhodes

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TABLE OF CONTENTS

EFFECTIVE TIME	3
QUESTIONS AND ANSWERS	3
REASONS FOR OUR NAME CHANGE	5
REASONS FOR REVERSE SPLIT	6
DIRECTORS AND EXECUTIVE OFFICERS	7
REASONS FOR AUTHORIZATION OF PREFERRED SHARES	10
VOTING SECURITIES AND OWNERSHIP THEREOF BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
DIRECTOR AND EXECUTIVE COMPENSATION	11
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT	11
DISSENTERS’ RIGHTS OF APPRAISAL	11
DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS	11
ADDITIONAL INFORMATION	11
CONCLUSION	12
EXHIBITS	13

A.	Form of amendment to articles of incorporation to effect a reverse stock split by a ratio of 1-for-17, authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors and change of our corporate name to Avant Diagnostics, Inc.

B.	Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014 incorporated by reference to exhibit 99.4 to Form 8-K filed December 30, 2014.

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None of the actions of the board of directors or the stockholders of the Company entitle any holders of our common stock to exercise a right of appraisal or redemption under the laws of the State of Nevada. Holders of our common stock are entitled to notice of the action taken by consent of the stockholders, which notice is provided by this Information Statement.

EFFECTIVE TIME

The name change and other changes will be effective in the State of Nevada on the last to occur of the following (the “Effective Time”):

•	the date and time specified in the amendments to our articles of incorporation meeting the requirements of Nevada Law, filed with the Secretary of State of Nevada; or
•	8:00 o’clock A.M. E.S.T. on the day after the twentieth day following the mailing of this Information Statement meeting the requirements of Rule 14c-101 of the Securities Act of 1934

QUESTIONS AND ANSWERS

This Information Statement is first being sent to stockholders on or about January ___, 2014. The following questions and answers are intended to respond to frequently asked questions concerning the matters described in this Information Statement. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Information Statement, as well as its appendices and the documents incorporated by reference in this Information Statement.

Q: WHAT IS THE PURPOSE OF THIS INFORMATION STATEMENT?

A: This Information Statement is being furnished to you pursuant to Section 14 of the Exchange Act to notify our stockholders of certain corporate actions taken by a majority of our stockholders that will become effective 20 days after mailing this Information Statement.

Q: WHY IS THE COMPANY CHANGING ITS NAME TO AVANT DIAGNOSTICS, INC.?

A : We are changing our corporate name because we have added a significant business to our oil and gas business. We have entered the medical diagnostic industry by the acquisition of Avant Diagnostics, Inc. that provides diagnostic services to the medical industry. Therefore, the new name reflects our principal business. See “Reasons for our Name Change.”

Q: WHY ISN'T THE COMPANY HOLDING A MEETING OF STOCKHOLDERS TO APPROVE THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT?

A : The board of directors has already approved the name change plan and has received the written consent of our stockholders who represent a majority of our outstanding voting shares. Under the Nevada Revised Statutes and our Articles of Incorporation this transaction may be approved by the written consent of a majority of the shares entitled to vote, but only after the board of directors have authorized the action and called for a vote of stockholders. Because we already have received confirmation that a majority of our voting shares have approved the transaction discussed herein, a formal stockholders meeting is not necessary and represents a substantial and avoidable expense.

Q: WHAT ARE THE PRINCIPAL FEATURES OF THE AMENDMENTS TO OUR ARTICLES OF INCORPORATION?

A: Our Amendments to our articles of incorporation will accomplish the following:

●	change of our corporate name to Avant Diagnostics, Inc.;
●	effect a reverse stock split by a ratio of 1-for-17; and
●	authorize the issuance of preferred stock with preferences, limitations, and relative rights designated by our board of directors.

Q: HOW WILL THE NAME CHANGE AFFECT OUR OWNERS, OFFICERS, DIRECTORS AND EMPLOYEES?

A: In connection with the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014 we added one director as president and chief executive officer. We will establish a new principal office. However, our oil and gas operations will continue at the same locations, with the same employees and with the same assets.

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Q: HOW WILL THE ACTIONS DESCRIBED HERE AFFECT MY SECURITIES AND PERCENTAGE OF OWNERSHIP OF THE COMPANY?

A: As a result of the recent Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, your percentage of ownership in the company has been reduced and the reverse split reduced the number of shares you own in the ratio of one new share for each 17 shares you owned prior to the reverse split. If our board of directors issues preferred stock for less than fair value, the value of your interest in the company will be diluted. The company has no present intention to issue any shares of preferred stock.

Q: WHAT ARE THE PRINCIPAL FEATURES OF THE REVERSE SPLIT?

A: Our primary reason for the reverse split is to reduce the number of outstanding common shares in order to provide a sufficient number of common shares to fulfill the terms of the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, without increasing the total number of authorized shares. Additionally, the reverse stock split is intended to increase the per share price of our common stock to meet the listing requirements of the NYSE listing standards.

Q: WILL THE AUTHORIZATION OF PREFERRED SHARES DILUTE MY EQUITY PERCENTAGE, VOTING PERCENTAGE OR PRIORITY OF MY COMMON STOCK IN THE COMPANY?

A: Your voting percentage and equity interest in the Company is not currently changed by the authorization of the company to issue shares of preferred stock. However, the issuance of preferred shares in the future may cause a dilution of your ownership and voting interest. If our board of directors issues shares of preferred stock that are senior to the outstanding shares of common stock and the preferred shares have priority over the common shares in liquidation, there will be an adverse change in the seniority in your common stock.

Q: HOW DO I EXCHANGE COMPANY CERTIFICATES FOR CERTIFICATES OF AVANT DIAGNOSTICS, INC.?

A: Enclosed with this Information Statement is a letter of transmittal and instructions for surrendering certificates representing your shares. If you are a stockholder of record, you should complete the letter of transmittal and send it with certificates representing your shares to the address set forth in the letter. Upon surrender of a certificate for cancellation with a duly executed letter of transmittal, our transfer agent will issue a certificate with our new name representing the same number of shares as soon as practical after the Effective Time of the name change. If you hold your stock in street name in a brokerage account, your broker will manage the certificate change.

Q: WHAT HAPPENS IF I DO NOT SURRENDER MY COMPANY CERTIFICATES?

A: You are not required to surrender your certificates representing company shares in order to receive a certificate with our new name. Until you receive your new certificates you will continue to receive notice of or vote at stockholder meetings and receive dividends or other distributions for your shares.

Q: WHAT IF I HAVE LOST MY COMPANY CERTIFICATES?

A: If you have lost your company certificates, you should contact our transfer agent as soon as possible to have a new certificate issued. You may be required to post a bond or other security to reimburse us for any damages or costs if the certificate is later delivered for conversion. Our transfer agent is:

Signature Stock Transfer, Inc.

2632 Coachlight Court

Plano, Texas 75093

Telephone; 972) 612-4120

Facsimile: (972) 612-4122

Q: CAN I REQUIRE THE COMPANY TO PURCHASE MY STOCK?

A: No. Nevada law does not provide for any right of appraisal or redemption in connection with the actions described in this Information Statement.

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Q: WHO WILL PAY THE COSTS OF THE ACTIONS DESCRIBED IN THIS INFORMATION STATEMENT?

A. We will pay all of the costs of the actions, including distributing this Information Statement. You will only be required to pay our transfer agent the cost of exchanging certificates representing shares of the company for certificates with the name of Avant Diagnostics, Inc. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the name change.

Q: WILL I HAVE TO PAY TAXES ON THE NEW CERTIFICATES?

A: We believe that the name change is not a taxable event and that you will be entitled to the same basis in your shares of common stock when issued under the new name. EVERYONE'S TAX SITUATION IS DIFFERENT AND YOU SHOULD CONSULT WITH YOUR PERSONAL TAX ADVISOR REGARDING THE TAX EFFECT OF THE NAME CHANGE.

REASONS FOR OUR NAME CHANGE

Acquisition of Avant Diagnostics, Inc.

Effective the 16th day of January, 2015 we completed the terms of the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, and acquired Avant Diagnostics, Inc., a Nevada corporation, as a wholly owned subsidiary. As a result, we are now in an additional business than before the 16th day of January, 2015.

We acquired all issued and outstanding shares of common stock of Avant Diagnostics, Inc. in exchange for certificates of script that automatically convert to our common stock in the ration of one share of our common stock for each Avant share held on the effective date of the actions described in this information statement. Each certificate has the number of votes equal to the number of our common shares into which the certificate is convertible. We issued script instead of common stock certificates because the number of common shares authorized by our present articles of incorporation are not sufficient to issue upon conversion of the certificates. Therefore, we have authorized a reverse split of shares of common stock that will reduce the number of outstanding shares and provide sufficient authorized and unissued shares to accommodate the conversion. When the reverse split is effective, additional shares will be issuable and the certificates will automatically convert to common stock without any action on the part of the shareholders or the company.

The Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp, Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, is incorporated by reference to exhibit 99.4 to Form 8-K filed December 30, 2014. The form of certificate that converts to common stock is incorporated by reference to exhibit 99.4 to Form 8-K filed December 30, 2014. The agreement and plan of reorganization as well as the form of script certificate is available on the SEC EDGAR website at www.sec.gov.

Business of Avant Diagnostics, Inc.

Avant Diagnostics, Inc., ("Avant" or the "Company") is a Nevada corporation established in 2009, as a diagnostic company that focuses on the commercialization of a series of proprietary microarray-based diagnostic tests that provide early detection of cancers, neurodegenerative diseases, and other chronic and severe disease states. In January 2013, the Company effected a name change, from Arrayit Diagnostics, Inc. (“AD”) which was formed as a majority owned subsidiary of Arrayit Corporation (“Arrayit”) through a technology transfer in July 2009, to Avant Diagnostics, Inc. The Company’s premier product is OvaDx®, a noninvasive proteomics diagnostic screening test for the early detection of ovarian cancer. This test is expected to be approved by the U.S. Food and Drug Administration (FDA) as the first pre-symptomatic screening test for ovarian cancer in the United States, detecting all types and all stages of ovarian cancer with high sensitivity and specificity.

As required by Item 2.01 of Form 8-K, we have filed the following financial statements and exhibits prepared pursuant to Regulation S-X of the Securities Exchange Act as required by Item 9.01 of Form 8-K on January 14, 2015:

•       financial statements of the acquired businesses;

•       pro forma financial information; and

•       copies of the plans of acquisition, which were incorporated by reference to Form 8-K filed December 30, 2012

The above described financial statements will be filed by amendment to the previously file Form 8-K no later than 4 business days after the date that the initial report on Form 8-K is required to be filed for the periods specified in Rule 3.05(b)(2) or Rule 8-04(b) thereunder as required by Item 9.01(a)(4) of Form 8-K.

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REASONS FOR REVERSE SPLIT

The reverse stock split combines the outstanding shares of our common stock into a lesser number of outstanding shares in the ratio of one for 17.

In accordance with the terms of the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, we issued certificates that automatically convert to 74,354,139 shares of common stock on the Effective Date of the actions described in this information statement. Each certificate has the number of votes equal to the number of common shares into which the certificate is convertible. However the number of common shares authorized by our present articles of incorporation are not sufficient to issue shares of our common stock upon conversion of the certificates. Therefore, we have authorized a reverse split of shares of common stock that will reduce the number of outstanding shares and provide sufficient authorized and unissued shares to accommodate the conversion. When the reverse split is effective, additional shares are authorized and the certificates will automatically convert to common stock without any action on the part of the shareholders or the company.

Another reason for approving the reverse stock split is to increase the per share price of our common stock to meet the listing requirements of the NYSE listing standards. Our board of directors believes that listing our common stock on the NYSE is in the best interests of the company and its stockholders. If the common stock is listed on the NYSE, our board of directors believes that the liquidity in the trading market for the common stock could be significantly increased, which could increase the trading price. However, despite approval of the reverse stock split by our board of directors and our stockholders, there is no assurance that our minimum bid price would be or remain following the reverse stock split over the minimum bid price requirement, and the common stock may not be listed on the NYSE.

Our board of directors further believe that an increased stock price may encourage investor interest and improve the marketability of the common stock to a broader range of investors. We believe that the reverse stock split will make our common stock more attractive to a broader range of institutional and other investors, as we have been advised that the current market price of our common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. We believe that the reverse stock split will make our common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of our common stock. Accordingly, we believe that authorizing the reverse stock split is in the company’s and our stockholders’ best interests.

Reducing the number of outstanding shares of our common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as the results of clinical development of our product candidates, our financial results, general market conditions and the market perception of our Company, may adversely affect the market price of our common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the reverse stock split or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of our common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

The reverse stock split alone would have no effect on our authorized capital stock, and the total number of authorized shares would remain the same as before the reverse stock split. This would have the effect of increasing the number of shares of common stock available for issuance, which the board of directors feels is important to provide us with flexibility and as many alternatives as possible to obtain financing. The board of directors is also mindful about the potential dilutive effect on existing stockholders. For the reasons discussed below, the board of directors has approved and recommended a range of reverse stock split ratios which would result in more shares becoming available than we believe are necessary for reasonably foreseeable future needs. Accordingly, the board of directors and stockholders have approved an amendment to our articles of incorporation implementing of the reverse stock split, to reduce the authorized number of shares of our common stock.

In connection with approving the reverse split, our board of directors and majority shareholders considered, among other things, the historical trading price and trading volume of our common stock; the number of shares of our common stock outstanding; the then-prevailing trading price and trading volume of our common stock; the anticipated impact of the reverse stock split on the trading market for our common stock and prevailing general market and economic conditions.

The form of amendment to our articles of incorporation to effect the reverse stock split is attached as an exhibit to this information statement. The amendment to our articles of incorporation to effect the reverse stock split includes the reverse stock split ratio fixed by our board of directors and our stockholders.

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DIRECTORS AND EXECUTIVE OFFICERS

In connection with the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, and our name change to Avant Diagnostics, Inc., we elected one additional director to serve with our two directors. We also replace our chief executive officer, Robert C. Rhodes, with the newly elected director, Gregg Linn. The following table sets forth information regarding our executive officers and directors effective upon the consummation of our acquisition of Avant Diagnostics, Inc.

NAME	AGE	POSITION
Gregg Linn	52	Chief Executive Officer, President, and Director
Robert C. Rhodes	46	Director
Steven M. Plumb	55	Director and Chief Financial Officer

Gregg Linn has served as our Chief Executive Officer, President and as a Director since December 2014. Mr. Linn, age 52, is a certified public accountant licensed in the State of Arizona. Mr. Linn has been a senior level executive with primarily small cap publicly traded companies for over 30-years. From December 2012 to the present, Mr. Linn has been Chief Operating Officer and Chief Financial Officer for Avant Diagnostics, Inc., a molecular diagnostics company. Additionally, from March 2012 to the present, Mr. Linn has served as Managing Member and Chief Executive Officer of Precision Metal Products, LLC, a high precision sheet metal manufacture; From January 2009 to the present, Mr. Linn has served as the Managing Member and President of Issuers Capital Advisors, LLC, which provides financial advisory services to small cap publicly traded companies. Mr. Linn earned his Master Degree in Finance from Pace University in New York City in May 1992 and his Bachelor’s Degree in Accounting from the Michigan State University in East Lansing, MI in June 1984.

Robert C. Rhodes has served as a Director since December 2013. Previously, Mr. Rhodes also served as our Chief Executive Officer and President from December 2013 to December 2014. From December 2005 to the present, Mr. Rhodes has also served as Managing Member of Rhodes Holdings LLC, providing management consulting services and financing to micro- to small- capitalization companies (below $75 million) embarking on high growth strategies. From August 2012 to the present, Mr. Rhodes has also served as Managing Member of the American Equity Fund LLC.

Robert Rhodes’ operational experience includes founding and serving as Chairman / CEO of Systems Evolution Inc., a software engineering and business analysis consultancy, from November 1993 through December 2006. During his tenure, Mr. Rhodes acquired five companies (AXP Technologies Inc., eLead Solutions Inc., CMS Technology Services LLC, Next Hire Consultants Inc., and Duration Software Inc.), achieved $10M+ revenue, was honored as the #1 fastest growing technology company in Houston Texas by The 2005 Fast Tech 50, and took it public in September 2003.

Mr. Rhodes also was founder of KnJ Management LLC which provided IT staffing (January 2004 – January 2006), founder of ART Services, Inc. which provided property management services (December 2003 – February 2007), was partner at Software Integration Consulting Group (July – November 1993), and held positions at BSG Alliance/IT Group (May 1991 – June 1993).

Steven M. Plumb has served as our Chief Financial Officer and Director since December 2013. Mr. Plumb is a certified public accountant licensed in the State of Texas. Mr. Plumb is the President of Clear Financial Solutions, Inc., an accounting and consulting firm based in Houston, Texas which provides CFO and SEC reporting services to public and private companies where he has served as owner and President since 2003. Mr. Plumb has over 30 years of experience in accounting, operations, finance and marketing. Mr. Plumb has served as the CFO of Virtus Oil and Gas Corp from August 2013 to the present and of High Performance Beverage Co. (TBEV) from May 2014 to the present, as CFO of Bering Exploration, Inc. (BERX) from September 2009 to December 2013 and as its President and COO from April 2013 to December 2013, as the CFO of the following companies: Complexa, Inc., a private, venture capital backed early stage drug development company from August 2011 to October 2014, Galaxy Media and Marketing, Inc. from September 2010 to June of 2011, Cytogenix, Inc. from September 2010 to November 2010 and Oncolin Therapeutics, Inc. from May 2008 to November 2008. In addition, Mr. Plumb was a founder of two biotechnology companies, HoustonPharma, Inc. in 2006 and its CFO from January 2006 to August 2008, and of BellairePharma, Inc., in 2008, serving as its CFO from January 2008 to August 2009. He also held various roles with the “Big 4” accounting firms and was the Chief Financial Officer for DePelchin Children’s Center, a Houston-based nonprofit organization that offers mental health, foster care and adoption services in Texas and the controller of Memorial City Medical Center Rehabilitation Hospital, a PM&R facility, and Spring Shadows Pines, a nursing home. Mr. Plumb earned his Bachelor’s Degree in Business Administration in Accounting from the University of Texas at Austin.

Committees of the board of directors

Our board of directors has authorized an audit committee charter, compensation committee charter, nominating and governance committee charter, executive committee charter and nominating committee charter. Our board may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee will comply, when required, with NYSE listing standards and other rules of the SEC and NYSE.

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Audit Committee

We have not appointed members of our audit committee. However the chairman will be independent within the meaning of applicable SEC rules and NYSE listing standards as an “audit committee financial expert” as defined in the rules and regulations of the SEC, and that is financially literate under the current listing standards of the NYSE. The audit committee has oversight responsibilities regarding matters including:

•	the integrity of our financial statements and our financial reporting and disclosure practices;
•	the soundness of our system of internal controls regarding finance and accounting compliance;
•	the independent registered public accounting firm’s qualifications and independence;
•	the engagement of the independent registered public accounting firm;
•	the performance of our internal audit function and independent registered public accounting firm;
•	our compliance with legal and regulatory requirements in connection with the foregoing;
•	review of related-party transactions in accordance with our written policy as to such transactions; and
•	compliance with our Code of Conduct and Ethics.

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our audit committee. These rules permit us to have an audit committee that has at least one member who is independent by the NYSE listing date, at least two members (a majority of whom are independent) within 90 days after the effectiveness of the registration statement of which this prospectus forms a part, and at least three members (all of whom are independent) within one year thereafter.

Our written charter for our audit committee will be available on our website, http://americanlibertypetroleum.com . The information on our website is not and will not be deemed to be part of this information statement and our web address is included herein as an inactive textual reference only.

Compensation Committee

We have not appointed members of our compensation committee. However, the chairman of the committee will be independent within the meaning of the listing standards of the NYSE. The compensation committee is authorized to assist the board in discharging the board’s responsibilities relating to matters including:

•	review and administration of compensation and benefit policies and programs designed to attract, motivate and retain personnel with the requisite skills and abilities to us to achieve superior operating results;
•	review and approval, annually of goals and objectives relevant to compensation of our Chief Executive Officer, including evaluating the performance of the Chief Executive Officer in light of those goals and objectives and setting of our Chief Executive Officer’s compensation based on such evaluation (and our compensation committee will have sole authority to determine such compensation);
•	establishment of the compensation of our other executives and the Chairman of our board, and recommendation of the compensation of our non-employee directors for approval by majority vote of independent directors, and
•	issuance of an annual report on executive compensation for inclusion in our annual proxy statement, once required.

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our compensation committee. These rules permit us to have a compensation committee that has at least one member who is independent by the earlier of the date this offering closes or five business days from the NYSE listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

Our board has adopted a written charter for our compensation committee, which will be available upon completion of this offering on our website, http://americanlibertypetroleum.com .. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only. To assist the compensation committee in discharging its responsibilities, the compensation committee may engage a compensation consulting firm or other advisors.

Nominating and Governance Committee

We have not appointed members of our nominating and governance committee. However, the chairman of the committee will be independent within the meaning of the listing standards of NYSE. The nominating and governance committee is authorized to:

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•	recommend to the board nominees for election as directors and committee members;
•	develop and recommend to the board a set of corporate governance guidelines;
•	review candidates for nomination for election as directors submitted by directors, officers, employees and stockholders and establish procedures to be followed by stockholders in submitting nominees;
•	recommend to the board non-renomination or removal from the board or a board committee as appropriate;
•	review with the board the requisite skills and characteristics for continuation as board members, the selection of new board members and board composition; and
•	select, retain and evaluate any search firm with respect to the identification of candidates for nomination for election as directors (and our nominating and governance committee shall have the sole authority to approve any such firm’s fees and other retention terms).

We will rely on the phase-in rules of the SEC and NYSE with respect to the independence of our nominating and governance committee. These rules permit us to have a nominating and governance committee that has at least one member who is independent by five business days from the NYSE listing date, at least a majority of members who are independent within 90 days of the NYSE listing date and all independent members within one year of the NYSE listing date.

The committee will assist the board in the selection of nominees for election as directors at each annual meeting of our stockholders and will establish policies and procedures regarding the consideration of director nominations from stockholders. Our board has adopted a written charter for our nominating and governance committee, which will be available upon completion of this offering on our website, http://americanlibertypetroleum.com. The information on our website is not and will not be deemed to be part of this prospectus and our web address is included herein as an inactive textual reference only.

2015 Omnibus Equity Incentive Plan

The purpose of our 2015 Omnibus Equity Incentive Plan (“2015 Plan”) is to maintain the ability of the company and its subsidiaries to attract and retain highly qualified and experienced directors, employees and consultants and to give such directors, employees and consultants a continued proprietary interest in the success of the company and its subsidiaries. In addition, the 2015 Plan is intended to encourage ownership of our common stock by the directors, employees and consultants of the company and its affiliates and to provide increased incentive for such persons to render services and to exert maximum effort for the success of the company’s business. The 2015 Plan provides eligible employees and consultants the opportunity to participate in the enhancement of stockholder value by the grants of options (including incentive stock options for employees only), restricted or unrestricted common stock and other awards under the 2015 Plan, including having their bonuses and/or consulting fees payable in restricted or unrestricted common stock and other awards, or any combination thereof. The number of shares that currently may be issued under the2014 Plan is 10,000,000 shares of common stock, subject to adjustment in accordance with the adjustment provisions of the 2015 Plan and subject to increases on July 1 of each calendar year by up to 1% of the aggregate number of outstanding shares of common stock on that date. In no event shall the number of shares subject to awards granted to any one participant during any one calendar year exceed the number of shares that may be delivered under the Plan.

Immediately upon the grant of any award, the number of shares that may be issued or optioned under the plan will be increased. The number of shares of such increase shall be an amount such that immediately after such increase the total number of shares issuable under the plan and reserved for issuance upon exercise of outstanding options, warrants or conversion of shares of preferred stock will equal 10% of the total number of issued and outstanding shares. Such increase in the number of shares subject to the plan shall occur without the necessity of any further corporate action of any kind or character.

Limitations on Directors’ and Officers’ Liability

Our directors and officers are indemnified as provided by the Nevada Revised Statutes, as amended, our articles of incorporation and written indemnification agreements between the company and each officer and director.

Employment Agreements

Currently, we have an employment agreement with Gregg Linn, Chief Executive Officer, President, and Director, Steven M. Plumb, our Chief Financial Officer. In addition, we have a consulting agreement with Robert C. Rhodes.

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REASONS FOR AUTHORIZATION OF PREFERRED SHARES

Defense against hostile takeovers

The shares of preferred stock authorized by the amendment to our articles of incorporation can be used to minimize the possibility of a sudden acquisition of control of the company which has not been negotiated with and approved by our board of directors.

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. Anti-takeover provisions may discourage such purchases, particularly those of less than all of the outstanding capital stock, and may thereby deprive stockholders of an opportunity to sell their stock at a temporarily higher price. These provisions may therefore decrease the likelihood that a tender offer will be made that adversely affects those stockholders who would desire to participate in a tender offer. These provisions may also serve to insulate incumbent management from change and to discourage not only sudden or hostile takeover attempts, but any attempts to acquire control which are not approved by the board of directors, whether or not stockholders deem such transactions to be in their best interests.

The amendment to our articles of incorporation will authorize the issuance of up to 50,000,000 shares of serial preferred stock, without any action on the part of the stockholders. Shares of our serial preferred stock with voting rights could be issued and would then represent an additional class of stock required to approve any proposed acquisition. This preferred stock, together with authorized but unissued shares of common stock (our articles of incorporation authorize the issuance of up to 450,000,000 shares of common stock), could represent additional capital stock required to be purchased by an acquirer. If our board of directors determined to issue an additional class of voting preferred stock to a person opposed to a proposed acquisition, such person might be able to prevent the acquisition single-handedly.

Change in seniority of securities

If our board of directors issues shares of preferred stock that are senior to the outstanding shares of common stock and the preferred shares have priority over the common shares in liquidation, there will be an adverse change in the seniority in your common stock.

We have no present intentions of issuing preferred stock.

VOTING SECURITIES AND OWNERSHIP THEREOF
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

In connection with the Agreement and Plan of Reorganization among American Liberty Petroleum Corp., Avant Acquisition Corp., Avant Diagnostics, Inc. and the stockholders of Avant Diagnostics, Inc. dated December 29, 2014, and the addition to our business, post-split common stock will be issued. Therefore, the following table lists the beneficial ownership of shares of our common stock by (i) all persons and groups known by the company to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director, (iii) each person who held the office of chief executive officer at any time during the year ended October 31, 2014, (iv) up to two executive officers other than the chief executive officer who were serving as executive officers on October 31, 2014 and to whom the company paid more than $100,000 in compensation during the last fiscal year, (v) up to two additional persons to whom the company paid more than $100,000 during the last fiscal year but who were not serving as an executive officer on October 31, 2014 and (vi) all directors and officers as a group. None of the directors, nominees, or officers of the company owned any equity security issued by the company’s subsidiaries. Information with respect to officers, directors and their families is as of October 31, 2014, updated to January 14, 2015, and is based on the books and records of the company and information obtained from each individual. Information with respect to other stockholders is based upon the Schedule 13D or Schedule 13G filed by such stockholders with the Securities and Exchange Commission. Unless otherwise stated, the business address of each individual or group is the same as the address of the company’s principal executive office.

Name and address of beneficial owner(1)(2)	Title of class	Amount and nature of beneficial ownership(2)		Percent of class(5)

Robert C. Rhodes, Director & Chairman	Common voting shares	3,000,000		3.71%

Gregg Linn, Director and CEO (7) 8561 East Anderson Dr., Suite 104 Scottsdale, AZ 85255	Common voting shares Options (3)(4)	6,900,000	6,000,000	15.97%

Steven Plumb, Director & CFO	Common voting shares	2,000,000		2.48%

Arrayit Corporation 927 Thompson Place Sunnyvale, CA 94085 (6)	Common voting shares	39,350,000		45.72%

Steven Scott (8) 8561 East Anderson Dr., Suite 104 Scottsdale, AZ 85255	Common voting shares Options (3)(4)	6,800,000	6,000,000	15.85%

All officers & directors as a group (3 Persons)	Common voting shares and options	20,900,000		38.01%

(1)   The address of each person, unless otherwise noted is 11251 Richmond Avenue Suite F101 Houston, Texas 77082

(2)   Beneficial ownership is determined in accordance with Rule 13d-3(d) promulgated by the Commission under the Securities Exchange Act of 1934.

(3)   Constitute outstanding shares solely for calculation of the percentage ownership of the beneficial owner pursuant to Rule 13d-3(a)

(4)   Registered owner of 6,000,000 options exercisable within 60 days at $.05 per share.

(5)   Based upon 80,762,963 post-split shares outstanding.

(6)   The person with dispositive authority is Rene Schena, CEO of Arrayit Diagnostics.

(7)   Includes 3,900,000 shares owned directly by Mr. Linn and 3,000,000 shares owned by Issuers Capital Advisors, LLC, of which Mr. Linn owns 50%.

(8)   Includes 3,800,000 shares owned directly by Mr. Scott and 3,000,000 shares owned by Issuers Capital Advisors, LLC, of which Mr. Scott owns 50%.

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DIRECTOR AND EXECUTIVE COMPENSATION

The following table sets forth information concerning the annual and long-term compensation of our former chief executive officer, and the most highly compensated employees and/or executive officers who served at the end of the fiscal years October 31, 2014 and 2013, and whose salary and bonus exceeded $100,000 for the fiscal years ended October 31, 2014 and 2013, for services rendered in all capacities to us. The listed individuals shall be hereinafter referred to as the “named executive officers.”

Name and Principal Position	Year		Salary		Bonus		Stock Awards (2)		Option Awards		All Other Compensation		Total ($)

Robert C. Rhodes CEO & Director	2014 2013	$ $	0 0	$ $	0 0	$ $	380 0	$ $	0 0	$ $	0 0	$ $	380 380
Steven Plumb CFO & Director(1)	2014 2013	$ $	0 0	$ $	0 0	$ $	380 0	$ $	0 0	$ $	0 0	$ $	0 0
Alvaro Volmers former CEO and Director(3)	2014 2013	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 0	$ $	0 102,000	$ $	0 102,000

(1)	Prior to his appointment as CFO, Mr. Plumb provided SEC reporting services to the Company through his company, Clear Financial Solutions, Inc. (CFS). CFS was paid $41,340 during the fiscal year ended October 31, 2013 for SEC reporting services. During the fiscal year ended October 31, 2014, CFS earned fees of $10,030 for SEC reporting services, all of which was outstanding as of October 31, 2014. In connection with Mr. Plumb’s compensation agreement, described below, CFS agreed to forgive these fees and an additional $8,750 in fees earned but not paid during the fiscal year ended October 31, 2013.
(2)	On December 19, 2014, the Company entered into compensation agreements with Mr. Rhodes and Mr. Plumb that provided each with the right to purchase 34,000,000 shares of the Company’s common stock at a purchase price of $0.00001 per share, for gross proceeds of $380. The fair market value of the shares was $649,400 on the date on which the compensation agreements were entered into.
(3)	Mr. Volmers served as the CEO, CFO and sole director prior to his resignation in December 2013.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Exchange Act, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file reports of their beneficial ownership and changes in ownership (Forms 3, 4 and 5, and any amendment thereto) with the SEC. Executive officers, directors, and greater-than-ten percent holders are required to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the Forms 3 and 4 and amendments thereto furnished pursuant to Rule 16a-3(c) during its most recent fiscal year and Form 5 and amendments thereto furnished with respect to our most recent fiscal year, and any written representations to the effect that no Form 5 is required.

To the best of our knowledge, only Robert C. Rhodes and Steven Plumb who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10% of our common stock, or any other reporting person (as defined in Item 405 of Regulation S-K) (“reporting person”), failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year or prior fiscal year: October 31, 2014.

Outstanding Equity Awards at Fiscal Year-End.

Name of beneficial owner(1)(2)	Number of securities underlying unexercised exercisable options	Option, exercise price Dollars	Option expiration date	Number of shares of stock that have not vested

Gregg Linn, Director and CEO	6,000,000	.05	Dec. 30, 2019	-0-
Steven Scott 8561 East Anderson Dr., Suite 104 Scottsdale, AZ 85255	6,000,000	.05	Sept 30, 2019	-0-

DISSENTERS’ RIGHTS OF APPRAISAL

Under the Nevada Revised Statutes our stockholders are not entitled to dissenters’ appraisal rights with respect to any of the matters described in this Information Statement, and we do not intend to independently provide stockholders with any such right.

DISCLOSURE REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement and the documents incorporated by reference into this Information Statement contain forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical fact contained in this Information Statement and the materials accompanying this Information Statement are forward-looking statements.

Frequently, but not always, forward-looking statements are identified by the use of the future tense and by words such as ‘believes,” “expects,” “anticipates,” “intends,” “will,” “may,” “could,” “would,” “projects,” “continues,” “estimates,” or similar expressions. Forward-looking statements are not guarantees of future performance and actual results could differ materially from those indicated by the forward-looking statements. Forward-looking statements involve known and unknown risks,

ADDITIONAL INFORMATION

Stockholder Proposals

There have been no proposals for action submitted to the company by any stockholders other than the proposals which are the subject of this Information Statement.

Distribution of the Information Statement

We will pay the costs associated with this Information Statement, including the costs of printing and mailing. We will reimburse brokerage firms, nominees, custodians and fiduciaries for their out-of-pocket expenses for forwarding the Information Statement to beneficial owners.

Where You Can Find Additional Information

We are a reporting company and file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the Commission’s public reference rooms at 100 F Street, N.E., Washington, D.C. 20549. You can request copies of these documents by writing to the SEC and paying a fee for the copying cost. Please call the Commission at 1-800-SEC-0330 for more information about the operation of the public reference rooms. Our SEC filings are also available at the SEC’s web site at http://www.sec.gov and our website at http://americanlibertypetroleum.com/. We have not incorporated by reference into this Information Statement the information contained on our website and you should not consider it to be part of this Information Statement.

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CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and amendment. Your consent to the actions is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

AMERICAN LIBERTY PETROLEUM CORP.

DATED: January ___, 2015

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EXHIBIT A

FORM OFamendment to articles of incorporation to effect a reverse stock split, authorize the issuance of preferred stock and change our corporate name

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